SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2003

Wells Real Estate Fund XIII, L.P.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-49633	58-2438244
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2.	Acquisition of Assets

Siemens Orlando Buildings

On October 30, 2003, Fund XIII and Fund XIV Associates (the “Joint Venture”), a joint venture partnership between Wells Real Estate Fund XIII, L.P. (the “Registrant”) and Wells Real Estate Fund XIV, L.P. (“Wells Fund XIV”), purchased two one-story office buildings on an approximately 7.5-acre tract of land located at 3500 and 3626 Quadrangle Boulevard in Orlando, Florida (the “Siemens Orlando Buildings”) from NBS Orlando Quad 14, L.L.C. (“NBS”) for a purchase price of $11,650,000, exclusive of closing costs. Wells Fund XIV is a public limited partnership affiliated with the Registrant through common general partners. NBS is not in any way affiliated with the Joint Venture, the Registrant or its general partners.

The Registrant contributed approximately $5,855,000 and Wells Fund XIV contributed approximately $5,855,000 to the Joint Venture for their respective shares of the acquisition costs for the Siemens Orlando Buildings. Subsequent to the acquisition of the Siemens Orlando Buildings, the Registrant held an equity percentage interest in the Joint Venture of 50%, and Wells Fund XIV held an equity percentage interest in the Joint Venture of 50%.

The Siemens Orlando Buildings, which were completed in 2002, contain approximately 82,000 aggregate rentable square feet and are leased under net leases (i.e., operating costs and maintenance costs are paid by the tenants) to Siemens Shared Services LLC (approximately 63%); Rinker Materials of Florida, Inc. (approximately 16%); Cape Canaveral Tour & Travel, Inc. (approximately 12%); and Best Buy Stores, L.P. (approximately 9%).

Siemens Shared Services LLC (“Siemens”) occupies approximately 52,000 rentable square feet of the Siemens Orlando Buildings (the entire 3500 Quadrangle Boulevard building). Siemens, a subsidiary of Siemens AG, provides accounting and human resources services to the operating subsidiaries of Siemens AG, including Siemens Corporation, the guarantor of the Siemens lease which conducts the American operations for Siemens AG. Siemens has its corporate headquarters in Iselin, New Jersey. Siemens AG is a worldwide electronics and electrical engineering company with corporate headquarters in Munich, Germany.

The Siemens lease commenced in 2002 and expires in 2009. The current annual base rent payable under the Siemens lease is approximately $695,000. Siemens has the right, at its option, to extend the initial term of its lease for two additional three-year periods at 95% of the then-current market rental rate. Siemens has an option to lease additional space in the Siemens Orlando Buildings upon such space becoming available and subject to first refusal rights of other tenants of the Siemens Orlando Buildings. In addition, Siemens has the right to terminate up to 25,000 rentable square feet of the Siemens lease in 2007 by paying a termination fee equal to $7.47 per rentable square foot terminated.

Rinker Materials of Florida, Inc. (“Rinker”) occupies approximately 13,000 rentable square feet of the Siemens Orlando Buildings. Rinker is a privately held concrete company with corporate headquarters in West Palm Beach, Florida. Rinker provides construction and building materials in Florida, Georgia and South Carolina, including cement, aggregate, brick, glass block, reinforcing steel, construction chemicals, drywall, and fireplaces. Rinker is a wholly owned subsidiary of Rinker Group Limited (“Rinker Group”), an Australian company with corporate headquarters in Chatswood, Australia. Rinker Group is a worldwide heavy building materials corporation. The Rinker lease commenced in 2003 and expires in 2013. The current annual base rent payable under the Rinker lease is approximately $170,000. Rinker has the right, at its option, to extend the initial term of its lease for two additional five-year periods at the then-current market rental rate. In addition, Rinker has a right of first refusal to lease additional space in the Siemens Orlando Buildings upon such space becoming available.

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Cape Canaveral Tour and Travel, Inc. (“Cape Canaveral”) occupies approximately 10,000 rentable square feet of the Siemens Orlando Buildings under two separate leases. Cape Canaveral is a subsidiary of Kosmas Group International, Inc., the guarantor of the Cape Canaveral leases. Kosmas is a vacation ownership company with corporate headquarters in New Smyrna Beach, Florida. Kosmas provides timeshare ownership of ten resorts in New Smyrna Beach, two in Kissimmee, and one in Key West, Florida. The Cape Canaveral leases, which commenced in 2002 and 2003, respectively, expire in 2007. The current annual base rent payable under the Cape Canaveral leases is approximately $142,000. Cape Canaveral has the right, at its option, to extend the initial term of its leases for two additional five-year periods at the then-current market rental rate.

Best Buy Stores, L.P. (“Best Buy”) occupies approximately 7,000 rentable square feet of the Siemens Orlando Buildings. Best Buy is a wholly owned subsidiary of Best Buy Co., Inc. (“Best Buy Co.”). Best Buy Co. is a retailer of consumer electronics, personal computers, entertainment software and appliances in North America. Best Buy Co., whose shares are publicly traded on the New York Stock Exchange, has its corporate headquarters located in Minneapolis, Minnesota. The Best Buy lease commenced in 2001 and expires in 2006. The current annual base rent payable under the Best Buy lease is approximately $102,000. Best Buy has the right, at its option, to extend the initial term of its lease for two additional five-year periods at 95% of the then-current market rental rate.

The Joint Venture, as landlord, is responsible for the maintenance and repair of the roof, plumbing, electrical, heating and air conditioning, exterior walls, doors, windows, corridors and other common areas of the Siemens Orlando Buildings.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Registrant and its general partners, will manage the Siemens Orlando Buildings on behalf of the Joint Venture and will be paid management and leasing fees in the amount of 4.5% of the gross revenues from the Siemens Orlando Buildings.

Item 7.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

Siemens Orlando Buildings	Page
Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the nine months ended September 30, 2003 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the nine months ended September 30, 2003 (unaudited)	F-3

3

Wells Real Estate Fund XIII, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of September 30, 2003 (unaudited)	F-6

Pro Forma Statement of Income for the year ended December 31, 2002 (unaudited)	F-7

Pro Forma Statement of Income for the nine months ended September 30, 2003 (unaudited)	F-8

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P. (Registrant) By: Wells Capital, Inc. General Partner

By:	/s/ Leo F. Wells, III

Leo F. Wells, III President

By:	/s/ Leo F. Wells, III

Leo F. Wells, III General Partner

Date: November 12, 2003

5

Report of Independent Auditors

Joint Venture Partners

Fund XIII and Fund XIV Associates:

We have audited the accompanying statement of revenues over certain operating expenses of the Siemens Orlando Buildings for the year ended December 31, 2002. This statement is the responsibility of the Siemens Orlando Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Siemens Orlando Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Siemens Orlando Buildings for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Atlanta, Georgia

October 14, 2003

Siemens Orlando Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Revenues:
Base rent	$788	$313
Tenant reimbursements	263	82

Total revenues	1,051	395

Expenses:
Real estate taxes	109	22
Grounds maintenance	52	92
Management fees	40	53
Insurance	31	35
Other operating expenses	19	12
Utilities	12	18
Total expenses	263	232

Revenues over certain operating expenses	$788	$163

See accompanying notes.

Siemens Orlando Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On October 30, 2003, Fund XIII and Fund XIV Associates (“Fund XIII-XIV”) acquired the Siemens Orlando Buildings, two single-story office buildings containing approximately 82,000 square feet located in Orlando, Florida, from NBS Orlando Quad 14, L.L.C. (“NBS”), an unrelated third-party. Total consideration for the acquisition was approximately $11.7 million. Fund XIII-XIV is a joint venture partnership between Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) and Wells Real Estate Fund XIV, L.P. (“Wells Fund XIV”). Wells Fund XIII is a public limited partnership organized on September 15, 1998 under the laws of the state of Georgia. Wells Fund XIV is a public limited partnership organized on October 25, 2002 under the laws of the state of Georgia. The general partners of Wells Fund XIII and Wells Fund XIV are Leo F. Wells, III and Wells Capital, Inc. Wells Fund XIII and Wells Fund XIV were formed to acquire and operate commercial real estate properties, including properties which are either to be developed, are currently under development or construction, are newly constructed, or have operating histories.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Siemens Orlando Buildings after their acquisition by Fund XIII-XIV.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $142,000 for the year ended December 31, 2002, and approximately $114,000 for the nine months ended September 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Siemens Orlando Buildings

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

4. Description of Leasing Arrangements

NBS’s interests in all lease agreements were assigned to Fund XIII-XIV upon its acquisition of the Siemens Orlando Buildings. The Siemens Orlando Buildings, which were built in 2002, are approximately 63% leased to Siemens Shared Services LLC (“Siemens”). The Siemens lease commenced in 2002 and expires in 2009. The remaining office space is leased to tenants under leases with terms that vary in length. Certain leases contain reimbursement clauses and renewal options.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$937
2004	1,119
2005	1,150
2006	1,173
2007	1,080
Thereafter	2,472

$7,931

Three tenants, Siemens, Best Buy Stores, L.P. (“Best Buy”), and Cape Canaveral Tour & Travel, Inc. (“Cape Canaveral”) contributed approximately 57%, 32%, and 11%, respectively, of rental income for the year ended December 31, 2002. Siemens, Cape Canaveral and Best Buy contributed approximately 68%, 13%, and 10%, respectively, of rental income for the nine months ended September 30, 2003. Subsequent to December 31, 2002, Siemens and Rinker Materials of Florida, Inc. will contribute approximately 62% and 24%, respectively, of the future minimum rental income of those leases in place as of that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) included in its annual report on Form 10-K for the year ended December 31, 2002 and quarterly report on Form 10-Q for the period ended September 30, 2003.

The following unaudited pro forma balance sheet as of September 30, 2003 has been prepared to give effect to the fourth quarter 2003 acquisition of the Siemens Orlando Building by Fund XIII and Fund XIV Associates (“Fund XIII-XIV”), a joint venture partnership between Wells Fund XIII and Wells Real Estate Fund XIV, L.P. (“Wells Fund XIV”), as if the acquisition occurred on September 30, 2003. Wells Fund XIII’s contribution to the purchase of the Siemens Orlando Building equaled 50%. As a result of its contribution, which was used to partially fund the acquisition of the Siemens Orlando Building, Wells Fund XIII holds an approximate 50% interest in Fund XIII-XIV.

The following unaudited pro forma statement of income for the nine months ended September 30, 2003, has been prepared to give effect to the third quarter 2003 acquisition of the AIU Chicago Building and the Siemens Orlando Building as if the acquisitions occurred on January 1, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2002, has been prepared to give effect to the 2002 acquisition of the John Wiley Indianapolis Building, the AIU Chicago Building and the Siemens Orlando Building as if the acquisitions occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the John Wiley Indianapolis Building, the AIU Chicago Building and the Siemens Orlando Building been consummated as of January 1, 2002. In addition, the pro forma balance sheet includes allocations of the purchase price for the acquisition based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2003

(Unaudited)

	Wells Real Estate Fund XIII, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
		Siemens Orlando
ASSETS:
Investment in Joint Venture	$19,894,155	$6,098,503	(b)	$25,992,658
Cash and cash equivalents	11,731,457	(5,854,563	)(c)	5,876,894
Deferred project costs	498,201	(243,940	)(d)	254,261
Due from Joint Venture	402,358	0		402,358
Prepaid and other Assets	200,000	0		200,000

Total assets	$32,726,171	$0		$32,726,171

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Partnership distributions payable	$401,807	$0		$401,807
Accounts payable	21,966	0		21,966
Due to affiliates	0	0		0

Total liabilities	423,773	0		423,773

Partners’ capital:
Limited partners:
Cash Preferred – 3,061,389 units outstanding as of Sept. 30, 2003	26,823,664	0		26,823,664
Tax Preferred – 710,760 units outstanding as of Sept. 30, 2003	5,478,734	0		5,478,734

Total partners’ capital	32,302,398	0		32,302,398

Total liabilities and partners’ capital	$32,726,171	$0		$32,726,171

(a)	Historical financial information derived from Wells Real Estate Fund XIII, L.P.’s quarterly report filed on Form 10-Q.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s contribution to Fund XIII-XIV, which represents a 50% interest.
(c)	Reflects Wells Real Estate Fund XIII, L.P.’s proportionate share of the cost to acquire the Siemens Orlando Building.
(d)	Reflects deferred project costs applied to Fund XIII-XIV at approximately 4.1667% of purchase price.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited)

	Wells Real Estate Fund XIII, L.P (a)		Pro Forma Adjustments						Pro Forma Total
			John Wiley Indianapolis		AIU Chicago		Siemens Orlando
REVENUES:
Equity in income of joint ventures	$531,457		$371,590	(b)	$(441,803	)(b)	$(309,640	)(c)	$151,604
Interest income	89,924		0		0		0		89,924

	621,381		371,590		(441,803)		(309,640)		241,528

EXPENSES:
Partnership administration	116,336		0		0		0		116,336
Legal and accounting	20,569		0		0		0		20,569
Other general and administrative	6,091		0		0		0		6,091

	142,996		0		0		0		142,996

NET INCOME (LOSS)	$478,385		$371,590		$(441,803)		$(309,640)		$98,532

NET LOSS ALLOCATED TO GENERAL PARTNERS	$0		$0		$0		$0		$0

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$795,851		$641,174		$251,772		$100,065		$1,788,862

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(317,466)		$(269,584)		$(693,575)		$(409,705)		$(1,690,330)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.52								$0.60

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(1.02)								$(2.19)

DISTRIBUTIONS PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.52								$0.52

WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNITS	1,536,463	(d)							3,001,870	(d)

WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNITS	311,049	(d)							770,277	(d)

(a)	Historical financial information derived from Wells Real Estate Fund XIII, L.P.’s annual report filed on Form 10-K.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Fund XIII-REIT after giving effect to the acquisition of the John Wiley Indianapolis Building and the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
(c)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Fund XIII-XIV after giving effect to the acquisition of the Siemens Orlando Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
(d)	Reflects weighted average limited partner units outstanding as a result of additional capital raised through Siemens Orlando Buildings acquisition.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPT. 30, 2003

(Unaudited)

	Wells Real Estate Fund XIII, L.P. (a)		Pro Forma Adjustments				Pro Forma Total
			AIU Chicago		Siemens Orlando
REVENUES:
Equity in income of joint ventures	$731,734		$(31,572	)(b)	$83,987	(c)	$784,149
Interest income	88,281		0		0		88,281

	820,015		(31,572)		83,987		872,430

EXPENSES:
Partnership administration	96,354		0		0		96,354
Legal and accounting	18,236		0		0		18,236
Other general and administrative	5,493		0		0		5,493

	120,083		0		0		120,083

NET INCOME	$699,932		$(31,572)		$83,987		$752,347

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$1,164,763		$430,178		$391,266		$1,986,207

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(464,831)		$(461,750)		$(307,279)		$(1,233,860)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.41						$0.66

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(0.68)						$(1.60)

CASH DISTRIBUTIONS PER CASH PREFERRED LIMITED PARTNER UNIT	$0.37						$0.37

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED LIMITED PARTNER UNITS	2,866,297	(d)					3,001,870	(d)

TAX PREFERRED LIMITED PARTNER UNITS	679,570	(d)					770,277	(d)

(a)	Historical financial information derived from Wells Real Estate Fund XIII, L.P.’s quarterly report filed on Form 10-Q.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Fund XIII-REIT after giving effect to the acquisition of the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
(c)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Fund XIII-XIV after giving effect to the acquisition of the Siemens Orlando Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
(d)	Reflects weighted average limited partner units outstanding as a result of additional capital raised through Siemens Orlando Buildings acquisition.

The accompanying notes are an integral part of this statement.